Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of the date set forth below between Acacia Research Corporation, a Delaware corporation (the “Company”), and the undersigned (the “Investor”), as follows:

1.     The Company has authorized the sale and issuance to certain investors of up to 7,457,627 units (the “Units”), each consisting of (i) one share (the “Share” and collectively the “Shares”) of its Acacia Research-CombiMatrix Common Stock, par value $0.001 per share (the “Common Stock”) and (ii) one warrant (the “Warrant” and collectively the “Warrants”) to purchase 1.5 Shares of Common Stock (and the fractional amount being the “Warrant Ratio”) at an exercise price of Fifty-five Cents (55¢) per share, in substantially the form attached hereto as Exhibit A, subject to adjustment by the Company’s Board of Directors, or a committee thereof, for a purchase price of Seventy-three and 75/100 Cents (73.75¢) per Unit (the “Purchase Price”). The shares issuable upon the exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities.”

2.     The offering and sale of the Securities (the “Offering”) is being made pursuant to the Base Prospectus (defined below) and the exhibits thereto and the documents incorporated therein by reference filed by the Company with the Securities and Exchange Commission (the “Commission”), if applicable, certain preliminary prospectuses that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Time of Sale Prospectus”), and a Prospectus Supplement (defined below) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered, or otherwise made available, to the Investor along with the Company’s counterpart to this Agreement

3.     At the Closing (defined below), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of this Agreement (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

4.     The Company proposes to enter into substantially this same form of Securities Purchase Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them for an aggregate purchase price not to exceed $5,500,000. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Securities Purchase Agreement executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

5.     In the event that the Warrant Shares are exchangeable for shares of CombiMatrix Corporation (the “New Company Shares”) pursuant to a spin-out transaction of CombiMatrix Corporation from the Company (the “Spin Out”), then promptly following the effective date of the Spin Out (the “Spin Out Date”), but in any event no later than 30 days after the Spin Out Date (the “Filing Deadline”), CombiMatrix Corporation shall file registration statement on Form S-3, if such form is available to CombiMatrix Corporation, covering the resale of the New Company Shares, in an amount sufficient to cover the resale of the New Company Shares issuable upon exchange of the Warrant Shares, in accordance with the terms of this Section 5. In the event that Form S-3 is unavailable and/or inappropriate for such a registration of the New Company Shares, CombiMatrix Corporation shall use such other form or forms as are available and appropriate for such a registration.

5.1     If a registration statement covering the New Company Shares is not filed with the SEC on or prior to the Filing Deadline, the Company shall cause CombiMatrix Corporation to make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the fair market value of the New Company Shares issuable upon the exercise of such Investor’s Warrants or pro rata for any portion thereof following the Filing Deadline for which no registration statement is filed with respect to the New Company Shares. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash. For purposes of the above calculation, the “fair market value” of one share of New Company Shares shall mean (i) the average of the closing sales prices for New Company Shares on the Nasdaq Global Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by CombiMatrix Corporation and reasonably acceptable to the Investors if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the 10 consecutive trading days immediately preceding such date, or (ii) if the Nasdaq Global Market is not the principal trading market for the New Company Shares, the average of the reported sales prices reported by Bloomberg on the principal trading market for the New Company Shares during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of CombiMatrix Corporation in the exercise of its good faith judgment.

5.2     CombiMatrix Corporation shall use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. If (A) a registration statement covering the New Company Shares is not declared effective by the SEC prior to the earlier of (i) five (5) business days after the SEC shall have informed CombiMatrix Corporation that no review of the registration statement will be made or that the SEC has no further comments on the registration statement or (ii) the 120th day after the Spin Out Date, or (B) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to such registration statement for any reason (including without limitation by reason of a stop order, or CombiMatrix Corporation’s failure to update the registration statement), but excluding the inability of any Investor to sell its New Company Shares due to market conditions and except as excused pursuant to clause (c) below, then CombiMatrix Corporation shall make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the fair market value of the New Company Shares issuable upon the exercise of such Investor’s Warrants or pro rata for any portion thereof following the date by which such registration statement should have been effective (the “Blackout Period”). Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) business days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Investor in cash.

5.3     For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, CombiMatrix Corporation may delay the disclosure of material non-public information concerning the CombiMatrix Corporation, by suspending the use of any prospectus included in any registration contemplated by this Section 5.3 containing such information, the disclosure of which at the time is not, in the good faith opinion of CombiMatrix Corporation, in the best interests of CombiMatrix Corporation (an “Allowed Delay”); provided, that CombiMatrix Corporation shall promptly (i) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall CombiMatrix Corporation disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (ii) advise the Investors in writing to cease all sales under the registration statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

5.4     CombiMatrix Corporation shall use its best efforts to keep such registration statement effective (pursuant to Rule 415 if available) at all times until such date as is the earlier of (i) the date on which all such New Company Shares have been sold and (ii) the date on which such New Company Shares may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) without registration under the Securities Act pursuant to Rule 144(k).

6.     The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in its sole and absolute discretion, in whole or in part. No offer by the Investor to buy Units will be accepted and no part of the purchase price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest in response to the Investor signing this Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by the Company and notice of such acceptance has been sent as aforesaid.

7.     The Company represents and warrants to the Investor as of the date hereof and as of the Closing Date, as follows:

(a) Registration Statement. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Commission a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (No. 333-133529), which was declared by the Commission to be effective under the Securities Act as of May 26, 2006 (the “Effective Date”), including a Base Prospectus, dated as of the Effective Date, relating to the Securities (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The Company will next file with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Base Prospectus (a “Prospectus Supplement”) describing the Units and the offering thereof, in such form as has been provided to the Investor.

The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities Act), as of the Effective Date and as amended and/or supplemented to the date of this Agreement. The Registration Statement has been declared effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus (as defined below) has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

The term “Prospectus” as used in this Agreement means the Base Prospectus together with the Prospectus Supplement, except that if such Base Prospectus is amended or supplemented prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term “Prospectus” shall refer to the Base Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b) Registration Statement and Prospectus. On the Effective Date, upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and did not at the Effective Date, does not as of the date hereof and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 7(b) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment or supplement thereto made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by or on behalf of any Investor to the Company expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto. The Incorporated Documents, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities, other than the Registration Statement and the Prospectus.

(c) Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as listed in Schedule I attached hereto (collectively, the “Subsidiaries”). All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities, and, except as listed on Schedule I attached hereto or otherwise described in the Registration Statement and Prospectus, the Company owns directly or indirectly, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

(d) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and fairly present, in all material respects, (i) the consolidated financial condition of the Company and its Subsidiaries as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries for the periods therein specified; and such financial statements and related schedules and notes thereto, comply, in all material respects, as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or schedules are required by the Securities Act and the Rules and Regulations to be included in the Registration Statement or Prospectus.

(e) Independent Accountants. PricewaterhouseCoopers, LLP (the “Auditors”), whose report with respect to the audited consolidated financial statements and schedules of the Company and its Subsidiaries included in the Prospectus, or the Registration Statement, or incorporated by reference therein is, and during the periods covered by its reports, was an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations.

(f) Organization. Each of the Company and its Subsidiaries has been duly incorporated or otherwise organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Each of the Company and its Subsidiaries has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary, except where the failure to be so qualified or be in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in, a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

(g) No Material Adverse Effect. Except as set forth in the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, including any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) any transaction that is material to the Company and its Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off balance sheet obligations), incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries (subject to the issuance of shares of Common Stock upon exercise of stock options or warrants disclosed as outstanding in the Registration Statement and Prospectus and the grant of options under existing stock option plans described in the Registration Statement and Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(h) Legal Proceedings. Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the Securities Purchase Agreements.

(i) Sufficiency of Disclosure. There are (i) no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and Prospectus that have not been so described and (ii) there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

(j) Due Authorization and Enforceability. The Company has full legal power and authority to enter into this Agreement and the Securities Purchase Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the Securities Purchase Agreements have been duly authorized, executed and delivered by the Company, and constitute valid, legal and binding obligations of the Company, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by applicable laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(k) The Shares. The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the AR-CombiMatrix Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of AR -CombiMatrix Common Stock pursuant to the Company’s charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been waived or complied with.

(l) The Warrants. The Company has the full right, power and authority to enter into the Warrants and to perform and discharge its obligations thereunder. The Warrants have been duly and validly authorized by the Company and upon delivery to the Investors at the Closing Date will be duly issued and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The Warrant Shares have been duly authorized and reserved for issuance upon the exercise of the Warrants and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable.

(m) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Warrants, and each of the Securities Purchase Agreements and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Securities, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or (iii) result in any violation of any franchise, license, permit, statute, law, rule or regulation applicable to the Company or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(n) No Consents Required. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body, or approval of the shareholders of the Company, is required for the execution, delivery and performance of this Agreement, the Warrants, and each of the Securities Purchase Agreements or for the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Securities by the Company, except such as have been obtained or made, and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Units by the Company in the manner contemplated herein and in the Registration Statement and the Prospectus.

(o) Capitalization. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of AR-CombiMatrix Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. As of the date hereof and as of the Closing Date, the Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under existing stock option plans described in the Registration Statement and the Prospectus, and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. Except as described in the Registration Statement and the Prospectus, as of the date referred to therein, the Company did not have outstanding any options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company.

(p) Title to Real and Personal Property. The Company and each of its Subsidiaries has good and valid title to all property (whether real or personal) described in the Registration Statement and Prospectus as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus and those that do not materially and adversely affect the value of such property and do not materially interfere with the use made of such property by the Company. All of the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary are held thereby under valid, subsisting and enforceable leases.

(q) Title to Intellectual Property. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property, necessary for the conduct of CombiMatrix Group’s (as defined in the Prospectus) businesses as now conducted or as proposed in the Prospectus to be conducted (collectively, the “Intellectual Property”). Except as set forth in the Prospectus, (a) the Company has not received written notice, and has no knowledge of, any rights of third parties to any such Intellectual Property; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that CombiMatrix Group infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application which constitutes the Intellectual Property described in the Prospectus; and (g) the CombiMatrix Group has taken all steps necessary to perfect its ownership of the Intellectual Property, in each of clauses (a)-(g) except for such infringement, conflict or action which would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r) No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiaries or any of its properties of which it has knowledge, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(s) Permits. The Company and each of its Subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses as described in the Registration Statement and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by the Company and each of its Subsidiaries are valid and in full force and effect; there is no pending or, to its knowledge, threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed, except for such limitations, revocations, cancellations, suspensions, modifications or non-renewals that would not reasonably be expected to result in a Material Adverse Effect; and the Company and each of its Subsidiaries has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(t) Taxes. The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been provided.

(u) Listing. The AR-CombiMatrix Common Stock (including the Shares and the Warrant Shares) is registered pursuant to Section 12(g) of the Exchange Act and except for receipt of the Nasdaq Staff Deficiency Letter dated April 23, 2007 (regarding the failure to maintain the minimum trading price), the Company, in the two years preceding the date hereof, has not received any notification (written or oral) from the Nasdaq Global Market, any stock exchange, market or trading facility on which the AR-CombiMatrix Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the Nasdaq Global Market with respect to the issuance of the Securities and shall use its best efforts to have the Shares and the Warrant Shares listed on the Nasdaq Global Market on or before the Closing Date.

(v) Internal Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of each of the Company’s quarterly and annual fiscal periods; and (iii), as of the end of the periods covered by each periodic report filed under the Exchange Act and incorporated by reference into the Prospectus, were effective in all material respects to perform the functions for which they were established. The Company’s auditors and the Audit Committee of the Board of Directors have been advised of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(x) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

(y) No Registration Rights. Except as described in the Prospectus, no person or entity has the right, contractual or otherwise, to require registration of shares of AR-CombiMatrix Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

(z) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes:Oxley Act”) with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. The Company, and to its knowledge after due inquiry, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

(aa) Compliance with Environmental Laws. (i) The Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of human health and safety or the environment (“Environmental Laws”) which are applicable to its business, except where the failure to comply would not reasonably be expected to result in a Material Adverse Effect; (ii) neither the Company nor its Subsidiaries has received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its Subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all material terms and conditions of any such permit, license or approval, except where the failure to receive or comply would not reasonably be expected to result in a Material Adverse Effect; (iv) to the Company’s knowledge after reasonable due inquiry, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq,) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under CERCLA.

(bb) Compliance with ERISA. Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which could reasonably be expected to result in a Material Adverse Effect. The Company and each of its Subsidiaries has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA,

(cc) No Labor Disputes. No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any of its Subsidiaries plans to terminate employment with the Company or any such Subsidiary.

(dd) Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company and each of its Subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost, except where the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.

(ee) No Stabilization. Neither the Company nor any of its Subsidiaries nor, to its knowledge after reasonable due inquiry, any of their officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

(ff) Investment Company Act. Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(gg) No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(hh) Contracts. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated therein by reference is in full force and effect, unless validly terminated in accordance with the provisions thereof, and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity, Neither the Company nor any of its Subsidiaries, if a Subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(ii) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(jj) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company after reasonable due inquiry, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any other unlawful bribe, rebate, payoff, influence, kickback or payment to any foreign or domestic government official or employee.

(kk) Off-Balance Sheet Arrangements. There are no material off balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or would reasonably be likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources, including those off-balance sheet transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been so described.

(ll) Regulatory Filings. Each of the Company and its Subsidiaries has filed with the applicable regulatory authorities all filings, declarations, listings, registrations, reports and submissions required to be filed; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, repots or submissions To the Company’s knowledge after reasonable due inquiry, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. (the “NASD”) and any of the Company’s officers, directors or any five percent (5%) or greater shareholders of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Investor.

8.     Representations, Warranties and Covenants of the Investor.

8.1     The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Units, (b) the Investor has answered all questions on the Signature Page and the Investor Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date, and (c) the Investor, in connection with its decision to purchase the number of Units set forth on the Signature Page, is relying only upon the Disclosure Package, the documents incorporated by reference therein and the representations and warranties of the Company contained herein.

8.2     The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Units in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense. Agents, officers and employees of the Company are not authorized to make and have not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Disclosure Package or the Prospectus.

8.3     The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

8.4     The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

8.5     The Investor represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Company first contacted the Investor about the Offering and (ii) the date that is the tenth (10) trading day prior to the date of this Agreement, it has not engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, with respect to the Company’s securities.

8.6     The Investor represents that, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis

8.7     The Investor represents that it has received, prior to or in connection with the receipt of this Agreement, the final Base Prospectus (defined below), which is a part of the Company’s Registration Statement, and the Prospectus Supplement (collectively, the “Disclosure Package”) along with the Company’s counterpart to this Agreement.

9.     The completion of the purchase and sale of the Units (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Investors will be notified in advance by the Company. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares (and Units) set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase the number of whole Warrant Shares determined by multiplying the number of Shares (and Units) set forth on the signature page by the Warrant Ratio and rounding up to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

9.1     Conditions to the Company’s Obligations. The Company’s obligation to issue the Shares and the Warrants to the Investor will be subject to the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

9.2     Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date (collectively, the “Company Closing Conditions”). The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company.

10.     The executed Warrant shall be delivered in accordance with the terms thereof. The executed Warrant shall be delivered in accordance with the terms thereof.

11.     The manner of settlement of the Shares included in the Units purchased by the Investor shall be by delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by U.S. Stock Transfer, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Mellon Bank
Pittsburgh, PA
ABA #0430-0026-1
SUB ACCT#101-1730
MERRILL LYNCH, PF&S INC.
Client name:  COMBIMATRIX CORPORATION
Client ML account #:  68Q-07056

Such funds shall be held by the Company until the Closing and satisfaction of the Company Closing Conditions.

Investor shall also furnish to the Company a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

12.     Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

13.     All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)    if to the Company, to:

Acacia Research Corporation
500 Newport Center Drive, 7th Floor
Newport Beach, California 92660
Attention: Chief Financial Officer
Phone: (949) 480-8300
Telecopy: (949) 480-8301

with copies to:

Greenberg Traurig, LLP
650 Town Center Drive, Suite 1700
Costa Mesa, California 92626
Attention: Raymond A. Lee
Phone: (714) 708-6500
Telecopy: (714) 708-6501

(b)    if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

14.     This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

15.     The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

16.     In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17.     This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

18.     This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement.

19.     The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company’s sale of Shares to such Investor.

20.     This Agreement shall inure to the benefit of and shall be binding upon the Investors and the Company, and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser by reason merely of such purchase.

IN WITNESS WHEREOF, the Investor and the Company have caused this Securities Purchase Agreement to be executed by its duly authorized officer as of May 4, 2007.

Number of Units:____________________________

Purchase Price Per Unit: $0.7375

Aggregate Purchase Price: $___________________

__________________________________
INVESTOR

By:_______________________________
Print Name:_________________________
Title:______________________________
Address:___________________________
________________________________________
________________________________________
________________________________________

ACACIA RESEARCH CORPORATION

By:_______________________________
Name:_____________________________
Title:______________________________

Exhibit A

[FORM OF WARRANT]

ACACIA RESEARCH CORPORATION

WARRANT TO PURCHASE COMMON STOCK

May 4, 2007

Void After May 3, 2012

THIS CERTIFIES THAT, for value received, [             ], or permitted registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Acacia Research Corporation, a Delaware corporation (the “Company”), up to [       ] shares of the Company’s Acacia Research-CombiMatrix common stock, par value $0.001 per share (the “Common Stock”).

1.     DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending five (5) years from the date hereof, unless sooner terminated as provided below.

(b) “Exercise Price” shall mean $0.55 per share, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

(d) “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

2.     EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness, or (iii) pursuant to Section 2.1 below; and

(c) This Warrant.

The Holder shall not be required to deliver the original Warrant in order to effect the exercise hereunder. Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares.

Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the  Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Exercise Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.

In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate representing Exercise Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then in the Holder’s sole discretion, the Company shall within three Trading Days after the Holder’s request, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased less the Exercise Price (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

To the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

This Warrant shall be non-callable.

2.1.     Net Exercise.  If during the Exercise Period, the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, or by cancellation of indebtedness, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq Global Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the 10 consecutive trading days immediately preceding such date, or (ii) if the Nasdaq Global Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.2.     Issuance of New Warrants.  Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under the Warrant.

2.3.     Payment of Taxes and Expenses.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.

2.4.     Exercise Limitations; Holder’s Restrictions. A Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2.4 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2.4 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver).

3.     COVENANTS OF THE COMPANY.

3.1.     Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2.     No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3.     Notices of Record Date and Certain Other Events.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least 20 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 20 days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 7 herein, the Company shall mail to the Holder, at least twenty days prior to the date of the occurrence of such event, a notice specifying such date.

4.     [INTENTIONALLY OMITTED]

5.     ADJUSTMENT OF EXERCISE PRICE AND SHARES.

(a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number, class and type of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and type of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

(b) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

(i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 5(a) above),

(ii) any cash paid or payable otherwise than as a cash dividend or

(iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 5(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

(c) Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

6.     FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.     FUNDAMENTAL TRANSACTIONS.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5 above) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.   For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

8.     NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9.     TRANSFER OF WARRANT.  Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

10.    LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.    NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

12.    ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.    GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of May 4, 2007.

ACACIA RESEARCH CORPORATION

By:_______________________________
Name:_____________________________
Title:______________________________

NOTICE OF EXERCISE

TO:  ACACIA RESEARCH CORPORATION

(1)     ྑ  The undersigned hereby elects to purchase            shares of the Acacia Research-CombiMatrix Common Stock (the “Common Stock”) of ACACIA RESEARCH CORPORATION  (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         ྑ  The undersigned hereby elects to purchase            shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)     Please issue a certificate or certificates representing said shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

        _____________________________
(Date)	(Signature)

         _____________________________
        (Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	_______________________________
(Please Print)

Address:	_______________________________
(Please Print)

Dated:                           , 20___

Holder’s Signature:

Holder’s Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

ACACIA RESEARCH CORPORATION

INVESTOR QUESTIONNAIRE

Pursuant to the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6. DTC Participant Number:

7. Name of Account at DTC Participant being credited with the Shares:

8. Account Number at DTC Participant being credited with the Shares: